AMENDMENT NO. 3

                                     TO

                       FIRST PREFERRED FLEET MORTGAGE



     AMENDMENT NO. 3 dated June 13, 1996 ("Amendment No. 3") by ENSCO OFFSHORE COMPANY, a Delaware corporation with its principal place of business at 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202 (the "Shipowner"), to BANKERS TRUST COMPANY, a New York banking corporation with an office at Four Albany Street, Fourth Floor, New York, New York 10006, not in its individual capacity but solely as Trustee (the "Mortgagee").


                            W I T N E S S E T H:

     WHEREAS, the Shipowner is the owner of 100% of the following U.S. flag drilling rigs (the "Vessels"):

               NAME        OFFICIAL NO.      HOME PORT

               ENSCO 68       574668         New Orleans, LA
               ENSCO 81       606512         New Orleans, LA
               ENSCO 82       602912         New Orleans, LA
               ENSCO 83       605536         New Orleans, LA
               ENSCO 84       637544         New Orleans, LA
               ENSCO 86       643110         New Orleans, LA
               ENSCO 87       648969         New Orleans, LA
               ENSCO 88       645637         New Orleans, LA
               ENSCO 89       652440         New Orleans, LA
               ENSCO 90       647859         New Orleans, LA
               ENSCO 93       651385         New Orleans, LA
               ENSCO 94       638685         New Orleans, LA
               ENSCO 95       642112         New Orleans, LA
               ENSCO 98       589096         New Orleans, LA
               ENSCO 99       682070         New Orleans, LA

which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America; and

     WHEREAS, the Shipowner executed and delivered to the Mortgagee the First Preferred Fleet Mortgage dated September 27, 1995 covering 100% of each of the Vessels (the "Mortgage" and the terms herein, unless otherwise defined, being used as defined in the Mortgage); and

     WHEREAS, the Shipowner granted the Mortgage to secure, among other things, payment of all amounts due and owing under the Amended and Restated Credit Agreement dated as of September 27, 1995, as amended (the "Credit Agreement"), among the Banks listed therein, the Shipowner, ENSCO Offshore (U.K.) Ltd. (together with the Shipowner, the "Original Borrowers"), and the Agents and Administrative Agent named therein, and the Facility A and Facility B Notes issued in connection therewith, as amended; and



     WHEREAS, a true and correct copy of the Credit Agreement is attached to the Mortgage as Exhibit A and forms a part thereof; and

     WHEREAS, pursuant to the terms of the Trust Indenture dated December 17, 1993 among the Original Borrowers and the Mortgagee, the Mortgagee has agreed to act as Trustee for the benefit of the Banks with respect to the collateral granted by the Borrowers to secure their obligations under the Credit Agreement; and

     WHEREAS, the Mortgage was received for record on December 17, 1993 at 10:23 a.m. at the United States Coast Guard Vessel Documentation Office in New Orleans, Louisiana and recorded in Book PM-247, page 109; and

     WHEREAS, pursuant to Amendment No. 1 to the Credit Agreement dated as of November 1, 1994, certain terms of the Credit Agreement were amended and the Mortgage was amended by Amendment No. 1 to the Mortgage to reflect such changes in the Credit Agreement; and

     WHEREAS, Amendment No. 1 to the Mortgage was received for record at 9:35 a.m. on January 13, 1995 at the United States Coast Guard Vessel Documentation Office in New Orleans, Louisiana and was recorded in Book PM-9501, Instrument 206; and

     WHEREAS, the Credit Agreement was amended and restated pursuant to the terms of the Amended and Restated Credit Facility Agreement dated as of September 27, 1995, and the Mortgage was amended pursuant to Amendment No. 2 to the Mortgage to reflect such changes to the Credit Agreement; and

     WHEREAS, Amendment No. 2 to the Mortgage was received for record at 1:45 p.m. on September 27, 1995 in the United States Coast Guard Vessel Documentation Office in New Orleans, Louisiana and was recorded in Book 9509, Instrument 125; and

     WHEREAS, pursuant to Amendment No. 1 to Amended and Restated Credit Agreement dated as of the date hereof ("Amendment No. 1") the Banks have agreed, among other things, to make available to Dual Holding Company, an affiliate of the Shipowner (together with the Original Borrowers, the "Borrowers"), a credit facility of up to USD 50,000,000 or, in the circumstances provided in Section 4.6 of the Credit Agreement, up to USD 65,000,000 and such additional amount is to be secured by the Mortgage and evidenced by the Facility C Note (together with the Facility A and Facility B Notes, as amended, restated and endorsed, the "Notes").



     NOW, THEREFORE, THIS AMENDMENT NO. 3 WITNESSETH:

                               ARTICLE FIRST

     SECTION 1. The form of Credit Agreement as Exhibit A to the Mortgage is hereby supplemented by adding to it Amendment No. 1 to Amended and Restated Credit Agreement in the form of Exhibit A to this Amendment No. 3.

     SECTION 2. Hereinafter each reference in the Mortgage, as amended, to the Credit Agreement shall refer to the Credit Agreement as amended by Amendment No. 1.

     SECTION 3. Article III, Section 9 of the Mortgage is hereby amended to read as follows:

     "SECTION 9. The maximum principal amount that may be outstanding under this Mortgage at any one time is One Hundred Fifty Million United States Dollars (USD 150,000,000) and for the purpose of recording this Mortgage as required by Chapter 313 of Title 46 of the United States Code, the total amount of this Mortgage is USD 150,000,000 plus interest, costs, expenses and performance of mortgage covenants. The discharge amount is the same as the total amount."

     SECTION 4. For the purpose of recording this Amendment No. 3, as required by 46 U.S. Code Ch. 313, it amends mortgage covenants; the total amount of the Mortgage is increased to One Hundred Fifty Million United States Dollars (USD 150,000,000) plus interest, costs, expenses and performance of mortgage covenants; the discharge amount is the same as the total amount; and there is no separate discharge amount.

                               ARTICLE SECOND

     SECTION 1. All of the covenants and agreements on the part of the Shipowner which are set forth in, and all of the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Vessels hereby and heretofore subjected to the lien of the Mortgage and otherwise with the same force and effect as though set forth at length in this supplement.

     SECTION 2. This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

     SECTION 3. Except as modified and expressly amended by this Amendment No. 3 and any other supplement, the Mortgage is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     SECTION 4. THIS AMENDMENT NO. 3 TO FIRST PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.



     SECTION 5. This Amendment No. 3 may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

     IN WITNESS WHEREOF, Amendment No. 3 has been executed and delivered on the day and year date first above written.


                         ENSCO OFFSHORE COMPANY


                         BY:  /s/       ROBERT O. ISAAC
                              ------------------------------------
                              NAME:     Robert O. Isaac
                              TITLE:    Assistant Secretary



                         BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee, as Mortgagee


                         BY:  /s/       JACQUELINE BARTNICK
                              ------------------------------------
                              NAME:     Jacqueline Bartnick
                              TITLE:    Assistant Vice President




THE STATE OF TEXAS  :
                    :
COUNTY OF HARRIS    :

     On this 13th day of June, 1996, before me personally came Robert O. Isaac, to me known, who, being by me duly sworn, did depose and say that his address is 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202; that he is the Assistant Secretary of ENSCO Offshore Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.



                              /s/     S. N. NIXON
                              -----------------------------------------
                              Notary Public, State of Texas




                              [----------------------------------------]
                              [                                        ]
                              [Notary             S. N. NIXON          ]
                              [ Seal      Notary Public, State of Texas]
                              [             Commission Expires 7-18-99 ]
                              [                                        ]
                              [----------------------------------------]





THE STATE OF NEW YORK    :
                         :
COUNTY OF NEW YORK       :

     On this 13th day of June, 1996, before me personally came Jackie Bartnick, to me known, who, being by me duly sworn, did depose and say that her address is Four Albany Place, Fourth Floor, New York, New York 10006; that she is Asst. Vice President of Bankers Trust Company, the corporation described in and which executed the foregoing instrument; and that she signed her name thereto pursuant to authority granted to her by the Board of Directors of said corporation.


                              /s/  MARGARET BEREZA
                              --------------------------------------
                              Notary Public, State of Texas



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                              [                                        ]
                              [Notary           MARGARET BEREZA        ]
                              [ Seal   Notary Public, State of New York]
                              [                 No. 31-5023900         ]
                              [          Qualified in New York County  ]
                              [             Commission Expires 2-22-98 ]
                              [                                        ]
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